Exhibit 99.1

Al Villalon, Investor Relations 952.417.3733 Al.Villalon@alerus.com investors.alerus.com

FOR IMMEDIATE RELEASE

ALERUS FINANCIAL CORPORATION DECLARES

CASH DIVIDEND ON COMMON SHARES AND ANNOUNCES NEW STOCK REPURCHASE PROGRAM

MINNEAPOLIS (August 27, 2026) – Alerus Financial Corporation (NASDAQ: ALRS), or the Company, announced that its board of directors declared a regular quarterly cash dividend of $0.22 per common share on August 26, 2026, a 4.76% increase over the dividend paid a year ago. The dividend is payable on October 9, 2026, to stockholders of record as of close of business on September 25, 2026. Current and historic dividend information, as well as quarterly financial statements, investor presentations, and earnings call transcripts are available online through Alerus’ investor relations website at investors.alerus.com.

The Company also announced that its board of directors approved a new stock repurchase program (the “New Stock Repurchase Program”) which authorizes the Company to repurchase up to 1,250,000 shares of its common stock, subject to certain limitations and conditions. The New Stock Repurchase Program will become effective on the earlier of the repurchase of the full 1,000,000 shares of common stock authorized under the Company’s existing stock repurchase program (the “Prior Stock Repurchase Program”), which was originally announced on December 14, 2023, or the expiration of or early termination of the Prior Stock Repurchase Program. The New Stock Repurchase Program will expire on August 26, 2029. The New Stock Repurchase Program does not obligate the Company to repurchase any shares of its common stock and there is no assurance that the Company will do so. Based on market conditions, repurchases will generally be made from time to time in the open market.

About Alerus Financial Corporation

Alerus Financial Corporation (Nasdaq: ALRS) is a commercial wealth bank and national retirement services provider with corporate offices in Grand Forks, North Dakota, and the Minneapolis-St. Paul, Minnesota metropolitan area. Through its subsidiary, Alerus Financial, National Association (the “Bank”), Alerus provides diversified and comprehensive financial solutions to business and consumer clients, including banking, wealth services, and retirement and benefit plans and services. Alerus provides clients with a primary point of contact to help fully understand their unique needs and delivery channel preferences. Clients are provided with competitive products, valuable insight, and sound advice supported by digital solutions designed to meet their needs. Alerus operates 25 banking and commercial wealth offices, with locations in Grand Forks and Fargo, North Dakota; the Minneapolis-St. Paul, Minnesota metropolitan area; Rochester, Minnesota; Southern Minnesota; Marshalltown, Iowa; Pewaukee, Wisconsin; and Phoenix and Scottsdale, Arizona. The Alerus Retirement and Benefit business serves advisors, brokers, employers, and plan participants across the United States.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent known and unknown uncertainties, risks, changes in circumstances, and other factors that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.